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Accrued Interest Date:                                                                           Collection Period Ending:
25-Jul-06                                                                                                      31-Jul-06
Distribution Date:                         BMW VEHICLE OWNER TRUST 2003-A                                       Period #
                                           ------------------------------
25-Aug-06                                                                                                             40

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
Balances
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                                                                      Initial         Period End
     Receivables                                               $1,643,640,298                 $0
     Reserve Account                                              $12,327,302         $8,218,201
     Yield Supplement Overcollateralization                        $9,034,825                 $0
     Class A-1 Notes                                             $380,000,000                 $0
     Class A-2 Notes                                             $455,000,000                 $0
     Class A-3 Notes                                             $470,000,000                 $0
     Class A-4 Notes                                             $296,913,000                 $0
     Class B Notes                                                $32,692,000                 $0

Current Collection Period
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     Beginning Receivables Outstanding                           $170,587,772
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $0
           Receipts of Pre-Paid Principal                                  $0
           Liquidation Proceeds                                            $0
           Principal Balance Allocable to Gross Charge-offs                $0
           Repurchase of Receivables                             $170,587,772
        Total Receipts of Principal                              $170,587,772

        Interest Distribution Amount
           Receipts of Interest                                      $734,727
           Servicer Advances                                               $0
           Reimbursement of Previous Servicer Advances                     $0
           Accrued Interest on Purchased Receivables                       $0
           Recoveries                                                      $0
           Net Investment Earnings                                    $33,247
        Total Receipts of Interest                                   $767,974

        Release from Reserve Account                                       $0

     Total Distribution Amount                                   $171,355,746

     Ending Receivables Outstanding                                        $0

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance          $31,054
     Current Period Servicer Advance                                       $0
     Current Reimbursement of Previous Servicer Advance                    $0
     Ending Period Unreimbursed Previous Servicer Advances            $31,054

Collection Account
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     Deposits to Collection Account                              $171,355,746
     Withdrawals from Collection Account
        Servicing Fees                                               $142,156
        Class A Noteholder Interest Distribution                     $288,858
        First Priority Principal Distribution                              $0
        Class B Noteholder Interest Distribution                      $79,823
        Regular Principal Distribution                           $169,700,359
        Reserve Account Deposit                                            $0
        Unpaid Trustee Fees                                                $0
        Excess Funds Released to Depositor                         $1,144,549
     Total Distributions from Collection Account                 $171,355,746

Excess Funds Released to the Depositor
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        Release from Reserve Account                                       $0
        Release from Collection Account                            $1,144,549
     Total Excess Funds Released to the Depositor                  $1,144,549

Note Distribution Account
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     Amount Deposited from the Collection Account                $170,069,041
     Amount Deposited from the Reserve Account                             $0
     Amount Paid to Noteholders                                  $170,069,041

Distributions
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     Monthly Principal Distributable Amount                   Current Payment     Ending Balance Per $1,000       Factor
     Class A-1 Notes                                                       $0                 $0      $0.00        0.00%
     Class A-2 Notes                                                       $0                 $0      $0.00        0.00%
     Class A-3 Notes                                                       $0                 $0      $0.00        0.00%
     Class A-4 Notes                                             $137,007,886                 $0    $461.44        0.00%
     Class B Notes                                                $32,692,000                 $0  $1,000.00        0.00%

     Interest Distributable Amount                            Current Payment         Per $1,000
     Class A-1 Notes                                                       $0              $0.00
     Class A-2 Notes                                                       $0              $0.00
     Class A-3 Notes                                                       $0              $0.00
     Class A-4 Notes                                              $288,858.29              $0.97
     Class B Notes                                                 $79,822.97              $2.44



Carryover Shortfalls
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                                                         Prior Period Carryover  Current Payment Per $1,000
     Class A-1 Interest Carryover Shortfall                                $0                 $0         $0
     Class A-2 Interest Carryover Shortfall                                $0                 $0         $0
     Class A-3 Interest Carryover Shortfall                                $0                 $0         $0
     Class A-4 Interest Carryover Shortfall                                $0                 $0         $0
     Class B Interest Carryover Shortfall                                  $0                 $0         $0


Receivables Data
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                                                             Beginning Period                 Ending Period
     Number of Contracts                                               22,028             21,222
     Weighted Average Remaining Term                                    16.27              15.34
     Weighted Average Annual Percentage Rate                            5.08%              5.08%

     Delinquencies Aging Profile End of Period                  Dollar Amount         Percentage
        Current                                                  $136,528,853             87.92%
        1-29 days                                                 $14,394,493              9.27%
        30-59 days                                                 $3,107,491              2.00%
        60-89 days                                                   $545,276              0.35%
        90-119 days                                                  $106,098              0.07%
        120+ days                                                    $605,027              0.39%
        Total                                                    $155,287,238            100.00%
        Delinquent Receivables +30 days past due                   $4,363,892              2.81%


     Write-offs
        Gross Principal Write-Offs for Current Period                      $0
        Recoveries for Current Period                                      $0
        Net Write-Offs for Current Period                                  $0

        Cumulative Realized Losses                                 $8,364,220


     Repossessions                                              Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance             $455,738                 33
        Ending Period Repossessed Receivables Balance                      $0                  0
        Principal Balance of 90+ Day Repossessed Vehicles                  $0                  0



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                $887,413
     Beginning Period Amount                                         $887,413
     Ending Period Required Amount                                         $0
     Current Period Release                                          $887,413
     Ending Period Amount                                                  $0
     Next Distribution Date Required Amount                                $0

Reserve Account
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     Beginning Period Required Amount                              $8,218,201
     Beginning Period Amount                                       $8,218,201
     Net Investment Earnings                                          $33,247
     Current Period Deposit                                                $0
     Current Period Release to Collection Account                          $0
     Current Period Release to Depositor                                   $0
     Ending Period Required Amount                                 $8,218,201
     Ending Period Amount                                          $8,218,201
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